FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2004

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 5. Other Events.

1.	On April 27, 2004, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing the creation of an Office of the Chief Executive. The entire text of that press release is being furnished herewith and attached as Exhibit 99.1.

EXHIBIT LIST

99.1	Press Release dated April 27, 2004 announcing the creation of Friedman, Billings, Ramsey Group, Inc.’s Office of the Chief Executive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: April 28, 2004	By:	/s/ Emanuel J. Friedman
Emanuel J. Friedman
Co-Chairman & Co-Chief Executive Officer